                                                                   Exhibit 10.1a

                     FIRST AMENDMENT TO AGREEMENT OF LEASE


     THIS FIRST AMENDMENT TO AGREEMENT OF LEASE, dated as of May 27, 1999, by and between NORTH POINT PARK, LLC, organized and existing under the laws of the State of South Carolina (together with its heirs, successors and permitted assigns, the "Landlord") and McNAUGHTON APPAREL HOLDINGS INC., organized and existing under the laws of the State of South Carolina (together with its heirs, successors and permitted assigns the "Tenant")

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into that certain Agreement of Lease dated as of May 14, 1999 for the rental of the Premises described therein upon the terms and conditions set forth therein; and

     WHEREAS, Landlord and Tenant desire to amend the Agreement as provided in this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged along with the mutual covenants and agreement contained herein, the parties covenant and agree as follows:

     1.  Incorporation of Recitals.  The parties acknowledge that the foregoing
         -------------------------
recitals are true and correct and are incorporated into this Agreement as if fully set forth herein.

     2.  Amendment to Paragraph 23 (a) of the Lease.  Landlord and Tenant  agree
         ------------------------------------------
that the following language shall be added at the end of Paragraph 23 (a) of the
Lease:

     Tenant agrees to execute, acknowledge and deliver to Landlord all necessary documentation promptly upon any expiration or termination of the Lease to cancel the memorandum of lease on the public records of Berkeley County.
     If Tenant fails to do so within five (5) business days of the expiration or termination of the Lease, Tenant hereby appoints Landlord as its attorney - in-fact to execute, acknowledge and deliver the cancellation for recording, such appointment being coupled with an interest and irrevocable.

     3.  Amendment to Exhibit "F" of the Lease.  Landlord and Tenant agree that
         --------------------------------------
the form of Exhibit "F" attached hereto shall be substituted for Exhibit "F" attached to the Lease.

     4.  Amendment to Paragraph 31 (d) of the Lease.  Landlord and Tenant
         -------------------------------------------
agree that Paragraph 31 (d) (ii) shall be amended by substituting "McNaughton Apparel Group, Inc. " for "Norton McNaughton, Inc" in the second line.

     5.  Governing Law.  The terms of this Agreement shall be construed in
         -------------
accordance with and governed by the laws of the State of South Carolina.

     6.  Counterparts.  This Agreement may be executed in one or more
         ------------
counterparts, all of which taken together shall constitute one Agreement.

     ALL other terms and conditions of the Lease shall remain in full force and effect except as expressly modified herein.

     IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be duly executed as of the day and year first written above


                                    Landlord:
                                    ---------

                                    NORTH POINT PARK, LLC


                                    By:  /s/ David F. Haygood
                                         --------------------
                                    Name:  David F. Haygood
                                    Title: Member

                                    Tenant:
                                    ------

                                    MCNAUGHTON APPAREL HOLDINGS INC.

                                    By:    /s/ Amanda Bokman
                                           -----------------
                                    Name:  Amanda Bokman
                                    Title: VP, CFO, Secretary &
                                           Treasurer

                                  Exhibit "F"
                           Form of Memorandum of Lease

Drawn by and mail to:
Moore & Van Allen, PLLC
Attention:  Christopher T. Cunniffe
40 Calhoun Street, Suite 300
Charleston, SC  29401

                              MEMORANDUM OF LEASE


     NORTH POINT PARK, LLC, a South Carolina limited liability company ("landlord"), whose address is c/o Frank Haygood Associates, 342 East Bay Street, Charleston, SC 29401, hereby acknowledges the existence of a lease to MCNAUGHTON APPAREL HOLDINGS INC., a Delaware corporation, ("Tenant'), whose principal address is 463 7th Avenue, New York, NY 10018, for a term beginning ______________, 19__ and ending ______________, of the property described on

Exhibit A attached hereto and made a part hereof, located in the City of
----------
Hanahan, County of Berkeley, South Carolina.

     The provisions set forth in a written Agreement of Lease, dated as of May 14, 1999, by and between Landlord and Tenant are hereby incorporated in this Memorandum.

                                    Landlord:
                                    ---------

                                    NORTH POINT PARK, LLC


                                    By:
                                       --------------------
                                    Name:  David F. Haygood
                                    Title: Member

                                    Tenant:
                                    ------

                                    MCNAUGHTON APPAREL HOLDINGS INC.

                                    By:
                                       --------------------
                                    Name:  Amanda Bokman
                                    Title: VP, CFO, Secretary &
                                           Treasurer